UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2005

UCI Medical Affiliates, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-13265	59-2225346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

4416 Forest Drive, Columbia, South Carolina 29206

(Address, Including Zip Code of Principal Executive Offices)

(803) 782-4278

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

UCI Medical Affiliates, Inc. (“Registrant”) has entered into the following material definitive agreements:

A.	Progressive Physical Therapy, P.A.

On May 27, 2005, UCI Medical Affiliates of South Carolina, Inc. (the “Company”), a wholly-owned subsidiary of the Registrant, entered into an Administrative Services Agreement with Progressive Physical Therapy, P.A., a South Carolina professional corporation (“PPT”). A copy of such Administrative Services Agreement is included herewith as an Exhibit 10.32. Pursuant to such agreement, PPT will serve as the operating entity for the physical therapy services managed and administered by the Company.

The sole shareholder of PPT is Barry E. Fitch, P.T. On May 27, 2005, Mr. Fitch entered into a Stock Purchase Option And Restriction Agreement, a copy of which is included herewith as Exhibit 10.33, which grants the Company an option to direct Mr. Fitch to sell, for a total purchase price of $100, all of the common stock of PPT to a person or persons licensed to practice physical therapy and selected by the Company.

B.	Carolina Orthopedic & Sports Medicine, P.A.

On May 27, 2005, the Company entered into an Administrative Services Agreement with Carolina Orthopedic & Sports Medicine, P.A., a South Carolina professional corporation (“COSM”). A copy of such Administrative Services Agreement is included herewith as an Exhibit 10.34. Pursuant to such agreement, COSM will serve as the operating entity for the orthopedic and sports medicine services managed and administered by the Company.

The sole shareholder of COSM is D. Michael Stout, M.D., the Chief Executive Officer of the Registrant. On May 27, 2005, Dr. Stout entered into a Stock Purchase Option And Restriction Agreement, a copy of which is included herewith as Exhibit 10.35, which grants the Company an option to direct Dr. Stout to sell, for a total purchase price of $100, all of the common stock of COSM to a person or persons licensed to practice medicine and selected by the Company.

The Registrant is a Delaware corporation which provides nonmedical management and administrative services for a network of freestanding medical centers located throughout South Carolina and one in Tennessee. The centers operate under the trade names “Doctors Care” and “Progressive Physical Therapy Services.” Trading in the Registrant’s common stock is currently conducted in the over-the-counter market under the symbol “UCIA.OB”.

Item 9.01 Financial Statements and Exhibits

(a) – (b)	Not Applicable

(c)	Exhibits.

	Exhibit 10.32 –	Administrative Services Agreement dated May 27, 2005, by and between Progressive Physical Therapy, P.A. and UCI Medical Affiliates of South Carolina, Inc.

	Exhibit 10.33 –	Stock Purchase and Restriction Agreement dated May 27, 2005, by and among Barry E. Fitch, P.T.; UCI Medical Affiliates of South Carolina, Inc.; and Progressive Physical Therapy, P.A.

	Exhibit 10.34 –	Administrative Services Agreement dated May 27, 2005, by and between Carolina Orthopedic & Sports Medicine, P.A. and UCI Medical Affiliates of South Carolina, Inc.

	Exhibit 10.35 –	Stock Purchase and Restriction Agreement dated May 27, 2005, by and among D. Michael Stout, M.D.; UCI Medical Affiliates of South Carolina, Inc.; and Carolina Orthopedic & Sports Medicine, P.A.

SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

UCI MEDICAL AFFILIATES, INC.
(Registrant)

/s/ Jerry F. Wells, Jr.
Jerry F. Wells, Jr.
Executive Vice President of Finance,
Chief Financial Officer, and Secretary

Date: May 27, 2005